SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

August 16, 2002
Date of Report (Date of earliest event reported)

MEADWESTVACO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31215	31-1797999
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905
(Address of principal executive offices)

(203) 461-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

MeadWestvaco Corporation (the "Registrant") issued a news release on August 16, 2002. This news release filed with this Form 8-K should not be considered as implying that the Registrant considers these documents to be material in nature.

          A copy of the news release is attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99	Press release dated August 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2002

MEADWESTVACO CORPORATION

By: /s/ John J. Carrara

 John J. Carrara
Assistant Secretary